UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 15, 2014

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))\

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed on May 15, 2014 of Amarin Corporation plc (the “Company”) (the “May 15 Form 8-K”), Corsicanto Limited, a private limited company incorporated under the laws of Ireland (“Corsicanto”) and a wholly owned subsidiary of the Company, and the Company entered into separate, privately negotiated exchange agreements with certain holders of Corsicanto’s outstanding 3.50% Exchangeable Senior Notes due 2032 issued on January 9, 2012 (the “Existing Notes”) pursuant to which Corsicanto agreed to exchange $118.734 million in aggregate principal amount of the Existing Notes for $118.734 million in aggregate principal amount of new 3.50% May 2014 Exchangeable Senior Notes due 2032 (the “New Notes”) (the “Exchange Transactions”).

On May 20, 2014, Corsicanto entered into an Indenture (the “Indenture”) with the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), pursuant to which the New Notes were issued. Following the closing of the Exchange Transactions, $31.266 million in aggregate principal amount of the Existing Notes remain outstanding with terms unchanged.

The Company offered the New Notes to certain holders of the Existing Notes in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Exchange Transactions were closed on May 20, 2014 and May 21, 2014.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities law of any such state or jurisdiction. The New Notes and the American Depositary Shares of the Company issuable upon the exchange of the New Notes by the holders thereof have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold absent registration or an applicable exemption from registration requirements.

Descriptions of the Indenture and the New Notes are set forth in Item 8.01 of the May 15 Form 8-K and are incorporated by reference herein. Such descriptions and the descriptions contained herein do not purport to be complete and are qualified in their entirety by reference to the Indenture and the form of the New Note, which are attached hereto as Exhibit 4.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
4.1	Indenture, dated May 20, 2014, by and between Corsicanto Limited, Amarin Corporation plc and Wilmington Trust, National Association, as trustee.
4.2	Form of 3.50% May 2014 Exchangeable Senior Notes due 2032 (included in Exhibit 4.1).

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2014	Amarin Corporation plc

	By:	/s/ John Thero
John Thero
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
4.1	Indenture, dated May 20, 2014, by and between Corsicanto Limited, Amarin Corporation plc and Wilmington Trust, National Association, as trustee.
4.2	Form of 3.50% May 2014 Exchangeable Senior Notes due 2032 (included in Exhibit 4.1).